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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 12, 2003

                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                     033-19694                     76-0243729
(STATE OF INCORPORATION)      (COMMISSION FILE NO.)    (IRS EMPLOYER IDENTIFICATION NO.)


                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1 Text of press release of FirstCity Financial Corporation issued on November 12, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) On November 12, 2003, FirstCity Financial Corporation ("FirstCity" or the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2003 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FirstCity Financial Corporation

                                          By: /S/ J. Bryan Baker
Date: November 12, 2003                   ---------------------------
                                          J. Bryan Baker
                                          Senior Vice President, and
                                          Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1  -        Text of press release of FirstCity Financial Corporation issued on November 12, 2003.